Other assets (Tables)	12 Months Ended
Dec. 31, 2021
Other Assets [Abstract]
Schedule of other assets
Other assets consisted of the following as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
Notes receivable, net of allowance for credit losses (a) (b)	$616,883	$529,172
Straight-line rents, prepaid expenses and other	452,259	125,541
Loans receivable, net of allowance for credit losses (c)	403,378	—
Lease incentives	158,417	177,028
Operating lease ROU assets, net (Note 17)	95,814	40,603
Inventory	48,584	—
Investments (d)	45,254	15,411
Debt issuance costs	30,065	20,722
Other tangible fixed assets	25,418	22,512
Derivative assets (Note 12)	16,909	3,303
Other receivables, net (e)	455,036	172,488
	$2,348,017	$1,106,780

(a)Notes receivable as of December 31, 2021 and 2020 included $587 million and $490 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of December 31, 2021 and 2020 also included $30 million and $39 million, respectively, related to aircraft sale and other transactions.
(b)As of December 31, 2021 and December 31, 2020, we had a $41 million and $7 million, respectively, allowance for credit losses on notes receivable. Refer to Note 26—Allowance for credit losses for further details.
(c)As of December 31, 2021, we had a $5 million allowance for credit losses on loans receivable. Refer to Note 26—Allowance for credit losses for further details. During the years ended December 31, 2021 and 2020, we recognized interest income from loans receivable, net of allowance for credit losses of $4 million and nil, respectively, included in other income.
(d)Prior year amounts of $123 million have been reclassified to Associated companies to conform to current year presentation. Refer to Note 10—Associated companies.
(e)Other receivables as of December 31, 2021 include $66 million receivable from GE. Refer to Note 29—Related party transactions.